Exhibit 99.2

People’s United Financial, Inc.

3rd Quarter 2012 Earnings Conference Call October 18, 2012

Forward-Looking Statement

Certain statements contained in this release are forward-looking in nature. These include all statements about People’s United Financial’s plans, objectives, expectations and other statements that are not historical facts, and usually use words such as “expect,” “anticipate,” “believe” and similar expressions. Such statements represent management’s current beliefs, based upon information available at the time the statements are made, with regard to the matters addressed. All forward-looking statements are subject to risks and uncertainties that could cause People’s United Financial’s actual results or financial condition to differ materially from those expressed in or implied by such statements. Factors of particular importance to People’s United Financial include, but are not limited to: (1) changes in general, national or regional economic conditions; (2) changes in interest rates; (3) changes in loan default and charge-off rates; (4) changes in deposit levels; (5) changes in levels of income and expense in non-interest income and expense related activities; (6) residential mortgage and secondary market activity; (7) changes in accounting and regulatory guidance applicable to banks; (8) price levels and conditions in the public securities markets generally; (9) competition and its effect on pricing, spending, third-party relationships and revenues; (10) the successful integration of acquired companies; and (11) changes in regulation resulting from or relating to financial reform legislation. People’s United Financial does not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Third Quarter 2012 Results

Overview / 3Q 2012 vs. 2Q 2012

Operating earnings of $64.4 million or $0.19 per share, versus $0.20 per share in the prior quarter

Operating net interest margin of 3.82%, down 6 bps

Loan growth of $452 million, 8.8% annualized growth rate

Non-interest income increased $5.7 million to $81.4 million

Efficiency ratio improved to 61.4% from 61.5% including the impact of the Citizens branch acquisition

Net charge-offs fell to 18bps, lowest level since 2Q 2009

Repurchased 4.5 million shares, or $53.5 million, at a weighted average price of $11.90 per share

TCE/TA ratio decreased to 11.2% from 11.4% as we continued to efficiently deploy capital

Net Interest Margin- Decrease from 2Q 2012

0.03%

(0.09%) (0.01%)

3.96%

3.89%

2Q 2012 Margin

Lower Loan Yields

Lower Cost Recovery Income

Lower Funding Rates/ Mix

3Q 2012 Margin

Net Interest Margin

3.89

4.07

4.12

3.97

3.96

4.03

4.07

3.97

3.88

3.82

3Q 2012

3Q 2011

4Q 2011

1Q 2012

2Q 2012

Margin- Operating

Margin- Reported

# Acquired Loan Portfolio

- Acquired loans initially recorded at fair value (inclusive of related credit mark) without carryover of historical ALLL
- Accounting model is cash-flow based:
  - Contractual cash flows (principal & interest) less Expected cash flows (principal & interest) = non-accretable difference (effectively utilized to absorb actual portfolio losses)
  - Expected cash flows (principal & interest) less fair value = accretable yield
  - Expected cash flows are regularly reassessed and compared to actual cash collections

| As of 9/30/2012 (in $ millions) | Carrying Amount [a, b] | Carrying Amount Component [b] | | NPLs [c] | Non-Accretable Difference/NPLs | Charge-offs Incurred Since Acquisition |
|---|---|---|---|---|---|---|
| | | Accretable Yield | Non-Accretable Difference | | | |
| FinFed (2/18/10) | $178.1 | $4.6 | $7.9 | $33.8 | 23% | $11.4 |
| Butler (4/16/10) | 65.1 | 24.9 | 15.7 | 11.2 | 140% | 5.9 |
| RiverBank (11/30/10) | 264.8 | 101.4 | 10.9 | 23.2 | 47% | 4.1 |
| Smithtown (11/30/10) | 848.3 | 444.5 | 122.3 | 91.9 | 133% | 121.1 |
| Danvers (7/1/11) | 1, 277.3 | 341.6 | 19.5 | 41.9 | 47% | 16.6 |
| **Total** | **$2,633.6** | **$917.0** | **$176.3** | **$202.0** | | |

(a) Initial carrying amounts of acquired portfolios are as follows: FinFed, $1.2BN; Butler, $141MM; RiverBank, $518MM; Smithtown, $1.6BN; and Danvers, $1.9BN.
(b) Carrying amount and related components reflect loan sale, settlement and payoff activity which have occurred since acquisition.
(c) Represent contractual amounts; loans meet People's United Financial's definition of a non-performing loan but are not subject to classification as non-accrual in the same manner as originated loans. Rather, these loans are considered to be accruing loans because their interest income relates to the accretable yield recognized at the pool level and not to contractual interest payments at the loan level.

People's United Financial, Inc.

5

# Acquired Loan Portfolio

## Amortization of Original Discount on Acquired Loan Portfolio

*$ in millions, except per share data*

| Amortization of Original Discount on Acquired Loan Portfolio<br>Impact on Net Interest Margin | |
|---|---|
| 3Q12 Total Accretion (All interest income on acquired loans) | 49 |
| 2Q12 Acquired Loan Portfolio Carrying Amount | 3,017 |
| 3Q12 Acquired Loan Portfolio Carrying Amount | 2,634 |
| 3Q12 Average Acquired Loan Portfolio | 2,825 |
| Effective Yield on Acquired Loan Portfolio | 6.90% |
| Weighted Average Coupon on Acquired Loan Portfolio [1] | 5.39% |
| Incremental Yield Attributable to Amortiz. of Discount on Acq. Loan Portfolio | 1.51% |
| Incremental Interest Income from Amortiz. of Discount on Acq. Loan Portfolio | 10.6 |
| 3Q12 Average Earning Assets | 24,474 |
| Add: Average unamortized loan discount [2] | 88 |
| Adjusted 3Q12 Average Earning Assets | 24,562 |
| Impact on Overall Net Interest Margin (bps) | 17 |
| Operating Net Interest Margin | 3.82% |
| Adjusted Net Interest Margin | 3.65% |

| Amortization of Original Discount on Acquired Loan Portfolio<br>Impact on Earnings Per Share | |
|---|---|
| Interest Income from Amortization of Original Discount on Acq. Loan Portfolio | 10.6 |
| 3Q12 Effective Tax Rate | 32.5% |
| 3Q12 Earnings from Amortiz. of Original Discount on Acq. Loan Portfolio | 7.2 |
| 3Q12 Weighted Average Shares Outstanding | 336.5 |
| 3Q12 EPS Impact from Amortiz. of Discount on Acq. Loan Portfolio | $0.02 |

**Note:**

1. Excluding FinFed, the weighted average coupon on the acquired loan portfolio is 5.07%
2. Represents the difference between the outstanding balance of the acquired loan portfolio and the carrying amount of the acquired loan portfolio

People's United Financial, Inc.

6

Loans

Linked Quarter Change

(in $ millions)

722

113

(383)

20,588

21,040

Jun 30, 2012

Commercial Banking

Retail

Acquired

Sep 30, 2012

8.8%

Annualized Linked QTD change- Total

Deposits

Linked Quarter Change

(in $ millions)

Total

Commercial

Retail

21,458

5,353

16,105

Jun 30, 2012

(363)

Retail

268

Commercial

21,363

5,621

15,742

Sep 30, 2012

Annualized Linked QTD change- Total

-1.8%

Growing Future Earnings Per Share

Loans and Deposits per Share

Growing Future Earnings Per Share

Loans and Deposits per Share

Loans

Loans ($Bn)

$22 $21 $20 $19 $18 $17 $16 $15 $14

$62.53

$65

$60

$55

$50

$45

$40

Loans per Share

2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 3Q12

Loans per Share

Gross Loans ($BN)

$22 $21 $20 $19 $18 $17 $16 $15 $14

$63.49

$65

$60

$55

$50

$45

$40

Deposits per Share

2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 3Q12

Deposits ($BN)

Deposits per share

Non-Interest Income

Linked Quarter Change

(in $ millions)

2.5

2.3

0.8

0.7

0.5

(0.6)

(0.5)

75.7

81.4

2Q 2012

Loan Prepayment Fees

Insurance

Gain on Sale, Residential Loans

Operating Lease Income

Bank Service Charges

Brokerage

Other

3Q 2012

Non-Interest Expense

Linked Quarter Change

(in $ millions)

Total

Non-Operating

Operating

205.7

3.6

(0.4)

(1.7)

(1.3)

(0.3)

6.9

208.9

3.2

202.1

205.7

2Q 2012

Non-Operating

Professional

& Outside Svc

Comp & Benefits

Other

Op Exp- Acqd Citizens

3Q 2012

Efficiency Ratio

Since 1Q 2010

76.1%

73.1% 72.4% 71.9%

66.0% 65.5%

63.6% 62.4% 62.3% 61.5% 61.4%

1Q 2010

2Q 2010

3Q 2010

4Q 2010

1Q 2011

2Q 2011

3Q 2011

4Q 2011

1Q 2012

2Q 2012

3Q 2012

Asset Quality

NPAs / Loans & REO* (%)

Asset Quality

NPAs / Loans & REO* (%)

Since 1Q 2010

4.00

3.00

2.00

1.00

1Q 2010 2Q 2010 3Q 2010 4Q 2010 1Q 2011 2Q 2011 3Q 2011 4Q 2011 1Q 2012 2Q 2012 3Q 2012

2.82

2.07

1.67 1.59

PBCT Peer Group Median Top 50 Banks by Assets

* Non-performing assets (excluding acquired non-performing loans) as a percentage of originated loans plus all REO and repossessed assets; acquired non-performing loans excluded as risk of loss has been considered by virtue of (i) our estimate of acquisition-date fair value, (ii) the existence of an FDIC loss sharing agreement, and/or (iii) allowance for loan losses established subsequent to acquisition

Source: SNL Financial and Company filings

Asset Quality

Net Charge-Offs / Avg. Loans (%)

Asset Quality

Net Charge-Offs / Avg. Loans (%)

Since 1Q 2010

2.00

1.50

1.00

0.50

0.00

0.62

0.44

0.26

0.18

1Q 2010 2Q 2010 3Q 2010 4Q 2010 1Q 2011 2Q 2011 3Q 2011 4Q 2011 1Q 2012 2Q 2012 3Q 2012

PBCT Peer Group Median Top 50 Banks

Source: SNL Financial and Company filings

Allowance for Loan Losses

Originated Portfolio Coverage Detail

(in $ millions)

2.00%

1.50%

1.00%

0.50%

0.00%

1.49%

1.22%

Commercial Banking

NPLs:Loans ALLL:Loans

Commercial ALLL—$156.0 million

82% of Commercial NPLs

2.00% 1.50% 1.00% 0.50% 0.00%

1.35%

0.35%

Retail Banking

NPLs:Loans ALLL:Loans

Retail ALLL—$19.5 million

26% of Retail NPLs

2.00% 1.50% 1.00% 0.50% 0.00%

1.45%

0.95%

Total

NPLs:Loans ALLL:Loans

Total ALLL—$175.5 million

66% of Total NPLs

Operating ROAA Progress

Since 1Q 2010

0.96% 0.97%

0.90% 0.91%

0.85% 0.84% 0.86%

0.60% 0.61%

0.57%

0.48%

1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q

2010 2010 2010 2010 2011 2011 2011 2011 2012 2012 2012

Operating ROATE Progress

Since 1Q 2010

8.9% 8.6%

7.8% 7.8%

6.9% 7.2%

6.4%

4.0%

3.5% 3.4%

2.9%

1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q

2010 2010 2010 2010 2011 2011 2011 2011 2012 2012 2012

Operating Dividend Payout Ratio

Since 1Q 2010

209%

175% 180%

157%

104% 98% 96% 93%

87% 82% 84%

1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q

2010 2010 2010 2010 2011 2011 2011 2011 2012 2012 2012

# Capital Ratios

## Since 1Q 2010

| | 1Q 2010 | 1Q 2011 | 1Q 2012 | 2Q 2012 | 3Q 2012 |
|---|---|---|---|---|---|
| **People's United Financial** | | | | | |
| Tang. Com. Equity/Tang. Assets | 18.7% | 13.9% | 11.7% | 11.4% | 11.2% |
| Leverage Ratio [1, 5] | 19.2% | 14.5% | 12.1% | 11.8% | 11.5% |
| Tier 1 Common [2] | 23.1% | 17.1% | 13.9% | 13.6% | 13.6% |
| Tier 1 Risk-Based Capital [3, 5] | 23.9% | 17.9% | 14.4% | 14.1% | 14.1% |
| Total Risk-Based Capital [4, 5] | 25.6% | 19.4% | 16.0% | 15.6% | 15.6% |
| **People's United Bank** | | | | | |
| Leverage Ratio [1, 5] | 12.3% | 11.4% | 11.0% | 10.9% | 10.8% |
| Tier 1 Risk-Based Capital [3, 5] | 15.4% | 13.9% | 13.1% | 13.0% | 13.2% |
| Total Risk-Based Capital [4,5] | 16.3% | 14.8% | 14.0% | 14.0% | 14.1% |

Notes:

1. Leverage (core) Capital represents Tier 1 Capital (total stockholder's equity, excluding: (i) after-tax net unrealized gains (losses) on certain securities classified as available for sale; (ii) goodwill and other acquisition-related intangibles; and (iii) the amount recorded in accumulated other comprehensive income (loss) relating to pension and other postretirement benefits), divided by Adjusted Total Assets (period end total assets less goodwill and other acquisition-related intangibles)
2. Tier 1 Common represents total stockholder's equity, excluding goodwill and other acquisition-related intangibles, divided by Total Risk-Weighted Assets
3. Tier 1 Risk-Based Capital represents Tier 1 Capital divided by Total Risk-Weighted Assets
4. Total Risk-Based Capital represents Tier 1 Capital plus subordinated notes and debentures, up to certain limits, and the allowance for loan losses, up to 1.25% of total risk weighted assets, divided by Total Risk-Weighted Assets
5. Well capitalized limits for the Bank are: Leverage Ratio, 5%; Tier 1 Risk-Based Capital, 6%; and Total Risk-Based Capital, 10%

People's United Financial, Inc.

19

Summary

Sustainable Competitive Advantage

Premium brand built over 170 years

High quality Northeast footprint characterized by wealth, density and commercial activity

Strong leadership team Solid net interest margin

Superior asset quality

Focus on relationship-based banking

Growing loans and deposits within footprint—in two of the largest MSAs in the country (New York City, #1 and Boston, #10)

Improving profitability

Returning capital to shareholders

Strong capital base as evidenced by robust Tier 1 Risk-Based and Tier 1 Common ratios

Appendix

# Current Asset Sensitivity

- **For 2Q 2012 we were more than twice as asset sensitive as the estimated median of our peer group**
- **For an immediate parallel increase of 100bps, our net interest income is projected to increase by ~$60MM on an annualized basis**
- **Yield curve twist scenarios confirm that we are reasonably well protected from bull flattener (short rates are unchanged, long rates fall) and benefit considerably from bear flattener environments (short rates rise, long rates are unchanged)**

**Net Interest Income at Risk [1]**

*Analysis involves PBCT estimates, see notes below*

| | Change in Net Interest Income | | | |
|---|---|---|---|---|
| Scenario | Lowest Amongst Peers | Highest Amongst Peers | Peer Median | PBCT Multiple to Peer Median |
| Shock Up 100bps [2] | -4.0% | 6.1% | 2.7% | 2.2x |
| Shock Up 200bps [3] | -7.1% | 12.2% | 5.2% | 2.5x |

Notes:

1. Analysis is as of 6/30/12 filings
2. Data as of 6/30/12 SEC filings, where exact +100bps shock up scenario data was not provided PBCT interpolated based on data disclosed
3. Data as of 6/30/12 filings, where exact +200bps shock up scenario data was not provided PBCT interpolated based on data disclosed

People's United Financial, Inc.

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Peer Group

Firm Ticker City State

1 Associated ASBC Green Bay WI

2 BancorpSouth BXS Tupelo MS

3 City National CYN Los Angeles CA

4 Comerica CMA Dallas TX

5 Commerce CBSH Kansas City MO

6 Cullen/Frost CFR San Antonio TX

7 East West EWBC Pasadena CA

8 First Niagara FNFG Buffalo NY

9 FirstMerit FMER Akron OH

10 Fulton FULT Lancaster PA

11 Huntington HBAN Columbus OH

12 M&T MTB Buffalo NY

13 New York Community NYB Westbury NY

14 Signature SBNY New York NY

15 Susquehanna SUSQ Lititz PA

16 Synovus SNV Columbus GA

17 Valley National VLY Wayne NJ

18 Webster WBS Waterbury CT

19 Wintrust WTFC Lake Forest IL

20 Zions ZION Salt Lake City UT

People’s United Financial, Inc.

For more information, investors may contact: Peter Goulding, CFA

203-338-6799 peter.goulding@peoples.com